                                                                   EXHIBIT 99.13

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      FEDERATED U.S. GOVERNMENT SECURITIES

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                    [     (($2,627))             6
                                2 * { --------------------- + 1] - 1} = 3.32%
                                    [   ((88,590 * 10.738))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,092.26                                    $1,092.26 - $1,000
                                                      ------------------ = 9.23%
                                                             $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,073.80 - $1,000
         ------------------ = 7.38%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                  n
         P(1 + T)    = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:



         One year ended December 31, 2000:

         ($1,092.26/$1,000) - 1 = 9.23%

         Since inception through December 31, 2000:

                          1/2
         ($1,073.80/$1,000)      - 1 = 3.62%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         01/03/1999                 $10.000
         12/31/1999                   9.831
         12/31/2000                  10.738

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED HIGH INCOME BOND

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                    [       (($16,287))           6
                                2 * { ---------------------- + 1] - 1} = 7.98%
                                    [   ((274,555 * 10.092))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  898.83                                    $898.83 - $1,000
                                                      ---------------- = -10.12%
                                                             $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  907.10 - $1,000
         ------------------ = -9.29%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)    = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:



         One year ended December 31, 2000:

         ($  898.83/$1,000) - 1 = -10.12%

         Since inception through December 31, 2000:


                          1/2
         ($  907.10/$1,000)      - 1 = -4.75%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         01/03/1999                 $10.000
         12/31/1999                  10.092
         12/31.2000                   9.071

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED AMERICAN LEADERS

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,012.50                                    $1,012.50 - $1,000
                                                      ------------------ = 1.25%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,055.70-$1,000
         ---------------- = 6.67%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)    = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,012.50/$1,000) - 1 = 1,25%

         Since inception through December 31, 2000:


                          1/2
         ($1,066.70/$1,000)      - 1 = 3.28%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         01/03/1999                 $10.000
         12/31/1999                  10.535
         12/31/2000                  10.667

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             FEDERATED EQUITY INCOME

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  877.85                                    $877.85 - $1,000
                                                      ---------------- = -12.22%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,029.10 - $1,000
         ------------------ = 2.91%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)    = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  877.85/$1,000) - 1 =  -12.22%

         Since inception through December 31, 2000:


                          1/2
         ($1,029.10/$1,000)      - 1 = 1.44%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         01/03/1999                  $10.000
         12/31/1999                   11.723
         12/31/2000                   10.291

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED GROWTH STRATEGIES

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  792.40                                    $792.49 - $1,000
                                                      ---------------- = -20.76%
                                                          $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,358.50 - $1,000
         ------------------ = 36.85%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)    = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  792.40 / $1,000) - 1 = -20.76%

         Since inception through December 31, 2000:


                            1/2
         ($1,385.50 / $1,000)      - 1 = 16.55%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----

         01/03/1999                  $10.000
         12/31/1999                   17.144
         12/31/2000                   13.585

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              FEDERATED PRIME MONEY

         The subaccount's standardized yield for the seven day period ended December 31, 2000 was computed by dividing 1 by the unit price for December 24, 2000, then multiplying this by the unit price on December 31, 2000 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 2000 was as follows:

         ((1 / 10.807544) x 10.817640) -1 = .000934 - Base Period Return

         .000934 x (365 / 7) = .0487 or 4.87%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 2000 was as follows:

                     365/7
         (.000934 + 1)        - 1 = .0499 or 4.99%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         12/23/2000                  $10.807544
         12/31/2000                   10.817640

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FEDERATED INTERNATIONAL EQUITY

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  762.54                                    $762.54 - $1,000
                                                      ---------------- = -23.75%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,341.30 - $1,000
         ------------------ = 34.13%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)    = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  762.54 / $1,000) - 1 = -23.75%

         Since inception through December 31, 2000:


                             1/2
         ($1,341.30 / $1,000)      - 1 = 15.81%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         01/03/1999                 $10.000
         12/31/1999                  17.590
         12/31/2000                  13.413

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                FEDERATED UTILITY

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  900.27                                    $900.27 - $1,000
                                                      ---------------- = -9.97%
                                                           $1,000


Cumulative total return since inception through December 31, 2000, is as follows:

         $  906.30 - $1,000
         ------------------ = -9.37%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)    = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  900.27 / $1,000) - 1 = -9.97%

         Since inception through December 31, 2000:


                            1/2
         ($  906.30 / $1,000)      - 1 = -4.80%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         01/03/1999                 $10.000
         12/31/1999                  10.067
         12/31/2000                   9.063

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED STRATEGIC INCOME

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  933.64                                    $933.64 - $1,000
                                                      ---------------- =  -6.64
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  962.40 - $1,000
         ------------------ = -3.76%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)    = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  933.64 / $1,000) - 1 = -6.64%

         Since inception through December 31, 2000:

                            1/1.5
         ($  962.40 / $1,000)         - 1 = -2.52%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/30/1999                 $10.000
         12/31/1999                  10.308
         12/31/2000                   9.624

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FEDERATED SMALL CAP STRATEGIES

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  706.02                                    $706.02 - $1,000
                                                      ---------------- =  -29.40%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  977.20 - $1,000
         ------------------ = -2.28%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)    = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  706.02 / $1,000) - 1 = -29.40%

         Since inception through December 31, 2000:

                             1/1.5
         ($  977.20 / $1,000)        - 1 = -1.53%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/01/1999                 $10.000
         12/31/1999                  13.841
         12/31/2000                   9.772

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             FEDERATED QUALITY BOND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made June 30, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1.065.20                                    $1,065.20 - $1,000
                                                      ------------------ =  6.52%
                                                             $1,000

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/30/2000                 $10.000
         12/31/2000                  10.652

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED LARGE CAP GROWTH

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made June 30, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  762.20                                    $762.20 - $1,000
                                                      ---------------- =  -23.78%
                                                           $1,000

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/30/2000                 $10.000
         12/31/2000                   7.622

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                   FEDERATED INTERNATIONAL SMALL COMPANY FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                   Total Return = ----------------------------------------------
                                               Initial Amount Invested

         Based on an initial investment made June 30, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                Total Return
         ------------                                ------------
         $  828.60                                   $828.60 - $1,000
                                                     ---------------- =  -17.14%
                                                          $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         06/30/2000                 $10.000
         12/31/2000                   8.286

                                                                   EXHIBIT 99.13

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      FEDERATED U.S. GOVERNMENT SECURITIES

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:


                                  [       (($15,389))            6
                                2 *{ ---------------------- + 1] - 1} = 3.32%
                                  [   ((521,117 * 10.738))


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                   Total Return = --------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:



         Ending Value                            Total Return
         ------------                            ------------
         $1,094.49                           $1,094.49 - $1,000
                                             ------------------ =  9.45%
                                                     $1,000


Cumulative total return since inception through December 31, 2000, is as follows:


         $1,073.80 - $1,000
         ------------------ = 7.38%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:



                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:


         ($1,094.49/$1,000) - 1 = 9.45%


         Since inception through December 31, 2000:



                          1/2
         ($1,073.80/$1,000)        - 1 = 3.62%




         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----

         01/03/1999                 $10.000
         12/31/1999                   9.811
         12/31/2000                  10.738


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED HIGH INCOME BOND

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:


                                  [     (($40,764))            6
                                2 *{ -------------------- + 1] - 1} = 7.98%
                                  [  ((689,899 * 9.035))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                               Cash Surrender Value - Initial Amount Invested
                  Total Return = --------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:


         Ending Value                       Total Return
         ------------                       ------------

         $  897.04                          $ 897.04 - $1,000
                                            ----------------- = -10.30%
                                                  $1,000


Cumulative total return since inception through December 31, 2000, is as follows:


         $  903.50 - $1,000
         ------------------ = -9.65%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:


        ($ 897.04/$1,000) - 1 = -10.30%


   Since inception through December 31, 2000:


                          1/2
         ($  903.50/$1,000)         - 1 = -4.95%



         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----

         01/03/1999                 $10.000
         12/31/1999                  10.072
         12/31/2000                   9.035


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED AMERICAN LEADERS

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                    Total Return = --------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:


         Ending Value                         Total Return
         ------------                         ------------

         $1,010.46                          $1,010.46 - $1,000
                                             ----------------- = 1.05%
                                                  $1,000



Cumulative total return since inception through December 31, 2000, is as follows:


         $1,062.40 - $1,000
         ------------------ = 6.24%
              $1,000


         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:


         ($1,010.46/$1,000) - 1 = 1.05%

         Since inception through December 31, 2000:

                          1/2
         ($1,062.40/$1,000)       - 1 = 3.07%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----

         01/03/1999                 $10.000
         12/31/1999                  10.514
         12/31/2000                  10.624


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             FEDERATED EQUITY INCOME

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                               Cash Surrender Value - Initial Amount Invested
                  Total Return = -------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:


         Ending Value                                 Total Return
         ------------                                 ------------

         $  876.07                                $  876.07 - $1,000
                                             ----------------------- = -12.39%
                                                         $1,000



Cumulative total return since inception through December 31, 2000, is as follows:


         $1,025.00 - $1,000
         ------------------ =  2.500%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:


         ($  876.07/$1,000) - 1 = -12.39%



         Since inception through December 31, 2000:


                          1/2
         ($1,025.00/$1,000)        - 1 =  1.24%



         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ------                    -----

         01/03/1999                  $10.000
         12/31/1999                   11.700
         12/31/2000                   10.250


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED GROWTH STRATEGIES

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                    Total Return = -------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:


         Ending Value                                 Total Return
         ------------                                 ------------

         $  790.82                               $  790.82 - $1,000
                                                 ------------------ = -20.92%
                                                         $1,000


Cumulative total return since inception through December 31, 2000, is as follows:


         $1,353.10 - $1,000
         ------------------ = 35.31%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:



         One year ended December 31, 2000:


         ($  790.82 / $1,000) - 1 = -20.92%


         Since inception through December 31, 2000:


                            1/2
         ($1,353.10 / $1,000)           - 1 = 16.32%


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----

         01/03/1999                  $10.000
         12/31/1999                   17.110
         12/31/2000                   13.531


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              FEDERATED PRIME MONEY

         The subaccount's standardized yield for the seven day period ended December 31, 2000 was computed by dividing 1 by the unit price for December 22, 2000, then multiplying this by the unit price on December 31, 2000 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 2000 was as follows:


         ((1 / 10.764996) x 10.774639) -1 = .000896 - Base Period Return

         .000896 x (365 / 7) = .0467 or 4.67%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 2000 was as follows:

                     365/7
         (.000896 + 1)           -1 = .0478 or 4.78%



         Unit Value Information
         ----------------------

                             Unit
            Date             Value
            ----             -----

         12/23/99          $10.764996
         12/31/1999         10.774639


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FEDERATED INTERNATIONAL EQUITY

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                    Total Return = -------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:


         Ending Value                                 Total Return
         ------------                                 ------------

         $  761.04                               $  761.04 - $1,000
                                                 ------------------ = -23.90%
                                                        $1,000


Cumulative total return since inception through December 31, 2000, is as follows:


         $1,336.00 - $1,000
         ------------------ = 33.60%
                $1,000


         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:


         ($  761.04 / $1,000) - 1 = -23.90%


         Since inception through December 31, 2000:

                            1/2
         ($1,336.00 / $1,000)       - 1 = 15.59%


         Unit Value Information


                                       Unit
            Date                       Value
            ----                       -----

         01/03/1999                  $10.000
         12/31/1999                   17.555
         12/31/2000                   13.360


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                FEDERATED UTILITY

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                     Total Return = -------------------------------------------
                                          Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:


         Ending Value                        Total Return
         ------------                        ------------

         $  898.48                           $  898.48 - $1,000
                                             ------------------ = -10.15%
                                                    $1,000


Cumulative total return since inception through December 31, 2000, is as follows:


         $  902.70 - $1,000
         ------------------ = -9.73%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  898.48 / $1,000) - 1 = -10.15%

         Since inception through December 31, 2000:


                            1/2
         ($  902.70 / $1,000)         - 1 = -4.98%


         Unit Value Information



                                      Unit
            Date                      Value
            ----                      -----

         01/03/1999                  $10.000
         12/31/1999                   10.047
         12/31/2000                    9.027


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED STRATEGIC INCOME

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                    Total Return = -------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:


         Ending Value                         Total Return
         ------------                         ------------

         $  931.82                             $  931.82 - $1,000
                                               ------------------ =  -6.82%
                                                       $1,000

Cumulative total return since inception through December 31, 2000, is as follows:


         $  959.50 - $1,000
         ------------------ = -4.05%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:


         ($  931.82 / $1,000) - 1 = -6.82%


         Since inception through December 31, 2000:

                            1/1.5
         ($  959.50 / $1,000)         - 1 = -2.72%



         Unit Value Information
         ----------------------

                                           Unit
            Date                          Value
            ----                          -----

         06/30/1999                      $10.000
         12/31/1999                       10.297
         12/31/2000                        9.595


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FEDERATED SMALL CAP STRATEGIES

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                 Cash Surrender Value - Initial Amount Invested
                    Total Return = -------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:


         Ending Value                                 Total Return
         ------------                                 ------------

         $  704.52                                $  704.52 - $1,000
                                                  ------------------ =  -29.55%
                                                         $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  974.00 - $1,000
         ------------------ = -2.60%
                  $1,000


         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  704.52 / $1,000) - 1 = -29.55%

         Since inception through December 31, 2000:

                            1/1.5
         ($  974.00 / $1,000)         - 1 = -1.74%



         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----

         06/01/1999                 $10.000
         12/31/1999                  13.825
         12/31/2000                   9.740


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                  QUALITY BOND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                     Total Return = -------------------------------------------
                                          Initial Amount Invested

         Based on an initial investment made June 30, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:



         Ending Value                Total Return
         ------------                ------------

         $1.064.10                 $1,064.10 - $1,000
                                   ------------------ =  6.41%
                                          $1,000


         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----

         06/30/2000                 $10.000
         12/31/2000                  10.641



                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                LARGE CAP GROWTH

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                  Cash Surrender Value - Initial Amount Invested
                     Total Return = -------------------------------------------
                                          Initial Amount Invested

         Based on an initial investment made June 30, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:


         Ending Value                            Total Return
         ------------                            ------------

         $  761.30                           $  761.30 - $1,000
                                             ------------------ =  -23.87%
                                                      $1,000


         Unit Value Information
         ----------------------

                                               Unit
            Date                               Value
            ----                               -----

         06/30/2000                           $10.000
         12/31/2000                             7.613


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        INTERNATIONAL SMALL COMPANY FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                                Cash Surrender Value - Initial Amount Invested
                   Total Return = -------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made June 30, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:


         Ending Value                  Total Return
         ------------                  ------------

         $  827.70                     $  827.70 - $1,000
                                       ------------------ =  -17.23%
                                               $1,000


         Unit Value Information
         ----------------------

                                      Unit
            Date                      Value
            ----                      -----

         06/30/2000                 $10.000
         12/31/2000                   8.277
